VantageSouth Bancshares, Inc. Raleigh, North Carolina NYSE: VSB Investor Presentation December 2013

Forward-looking statements 2 Statements in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific, acquisitions, activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10- K, and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to pressures on the earnings, capital and liquidity of financial institutions in general, resulting from current and future conditions in the credit and equity markets, the financial success or changing strategies of the Company’s customers, actions of government regulators, the level of market interest rates, changes in general economic conditions and the real estate values in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral). In addition, in connection with the Company’s completed acquisitions, the Company may (i) incur greater than expected costs or difficulties related to the integration of acquired companies, (ii) not realize the expected cost savings or synergies, and/or (iii) experience deposit attrition, customer or revenue loss with respect to an acquired company. Although the Company believes that the expectations reflected in the forward- looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to, and does not intend to, update any forward-looking statements. Important Information about this Presentation Piedmont Community Bank Holdings, Inc. owns 70% of VantageSouth Bancshares, Inc. VantageSouth Bank is a wholly-owned subsidiary of VantageSouth Bancshares. VantageSouth Bancshares conducts business under the name VantageSouth Bank. All historical financial information combines Crescent Financial Bancshares, Inc., VantageSouth Bank and Community Bank of Rowan results.

 Building a highly-profitable, $5bn+ bank: Superior Positioning • Growth markets: One of the fastest-growing regions in the US • Critical mass: Largest community bank in eastern North Carolina • Access to capital: Supported by leading institutional investors • Conservative balance sheet: Positioned for normalized rate environment Superior Operators • Best-in-class team: Management has integrated 25 banks in over 30 years of experience • Specialized revenue drivers: Through SBA and builder finance • Rigorous risk management: Robust, multi-dimensional approach, including extensive Board involvement • Disciplined acquirers: Acquired four banks with an aggregate of over $2bn in assets at attractive valuations over the past four years Creating an enduring community banking franchise 3 Headquarters: Raleigh, NC Ticker (Exchange): VSB (NYSE) Market Capitalization: $239mm Assets: $2.0bn Gross Loans: $1.4bn Deposits: $1.6bn Tangible Common Equity: $156mm Tier 1 Leverage Ratio: 8.3% Total Branches: 46 Financial data as of 9/30/13, market data as of 12/16/13 Financial Highlights – 9/30/2013

Experienced management with deep local ties 4  Total industry experience of 127 years and average experience over 25 years  Deep community banking relationships in the Carolinas and Virginia  Proven ability to execute organic and strategic growth initiatives • Grew RBC Centura from $2bn to $30bn in assets through organic growth and over 25 mergers and acquisitions (1) This includes both beneficial ownership of VSB common stock and Piedmont common stock based upon "beneficial ownership" concepts described in the rules issued under the Exchange Act. VSB ownership including fully diluted Piedmont ownership is calculated by multiplying each beneficial owner's fully diluted ownership % of Piedmont by the 32,242,726 shares of VSB stock which Piedmont owns. Years Prior Experience VSB Name Title Experience Employer Position Ownership % (1) Adam Abram Chairman of the Board 30 Franklin Holdings Chairman 5.0% James River Group Chief Executive Officer Scott Custer Chief Executive Officer 31 RBC Bank Chief Executive Officer 1.8% RBC Centura President Lee Roberts Chief Operating Officer 19 Morgan Stanley Executive Director 0.7% Chief Risk Officer Business Unit COO Steve Jones Bank President 19 RBC Bank President - Carolinas 0.6% Terry Earley Chief Financial Officer 30 RBC Bank Chief Financial Officer 0.5% Chief Operating Officer 50.0% Board & Executives

Superior markets 5 Sources: Relocation data from Site Selection magazine; all other data from US Census Bureau  Target footprint centers around the I-85 growth corridor, a key US “mega-region” for the next 40 years • Raleigh MSA is projected to grow by over 3.5x the national average between 2012 – 2017  Driven by education, technology, healthcare and government • 3+ million people to be added in NC by 2030; over 1 million in VA • NC is projected to be the 7th largest state in 2030, up from 10th currently • 14 Fortune 500 companies headquartered in NC • NC is the #1 state for corporate relocations and has been for 8 of the past 9 years PROJECTED POPULATION GROWTH 3.5% 12.9% 8.8% 2012-2017 US 2012-2017 Raleigh MSA 2012-2017 Charlotte MSA 438430_1.WOR Richmond Winston-Salem Raleigh/Durham Charlotte Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston

0 2,500 5,000 7,500 10,000 12,500 15,000 Ja n-0 6 Apr -06 Ju l-0 6 Oc t-0 6 Ja n-0 7 Apr -07 Ju l-0 7 Oc t-0 7 Ja n-0 8 Apr -08 Ju l-0 8 Oc t-0 8 Ja n-0 9 Apr -09 Ju l-0 9 Oc t-0 9 Ja n-1 0 Apr -10 Ju l-1 0 Oc t-1 0 Ja n-1 1 Apr -11 Ju l-1 1 Oc t-1 1 Ja n-1 2 Apr -12 Ju l-1 2 Oc t-1 2 Ja n-1 3 Apr -13 Ju l-1 3 Oc t-1 3 Rank MSA Proj. HH Income Growth '12-'17 Proj. Pop. Growth '12 - '17 VantageSouth # of Branches Market Share % of Franchise 1 Raleigh-Cary, NC 12.5% 12.9% 11 2.6% 36.9% 2 Jacksonville, NC 19.8% 11.8% 1 1.2% 0.74% 3 Dunn, NC 13.4% 11.5% 4 Charlotte-Gastonia-Rock Hill, NC-SC 11.8% 8.8% 5 Wilmington, NC 18.2% 8.6% 6 2.1% 7.6% 6 Fayetteville, NC 19.2% 8.2% 1 0.9% 1.6% 7 Greenville, NC 15.8% 8.0% 4 6.1% 7.3% 8 Southern Pines-Pinehurst, NC 15.3% 7.9% 2 5.3% 5.4% 9 Boone, NC 13.5% 7.5% 10 Durham-Chapel Hill, NC 15.9% 7.0% VantageSouth Bank 18.1% 10.9% 25 2.3% 59.4% North Carolina 18.5% 6.2% United States 13.4% 3.5% 427,054 437,111 423,660 431,560 436,765 454,346 454,758 400,000 410,000 420,000 430,000 440,000 450,000 460,000 2007 2008 2009 2010 2011 2012 Q3 2013 Franchise concentrated in top North Carolina MSAs 6 Source: SNL Financial, U.S. Census Bureau, Triangle Area Residential Realty Report, FIG Partners and Triangle MLS (1) Includes Wake, Durham, Orange and Johnston counties Wake County (Raleigh-Cary) Employed Workforce Top 10 North Carolina MSAs (Ranked by projected population growth)  Home sales in the Raleigh-Durham-Chapel Hill Triangle increased 10% in Nov. compared to the same period a year ago, while inventory levels fell 11%  The average days on the market for homes sold in November was 71, down from 114 days in November 2012  37% of VSB deposits are in Raleigh-Cary MSA  Over half of deposit base is in North Carolina’s Top 10 MSAs with projected 5-year growth well in excess of national averages Monthly Housing Inventory for the Triangle (1)

 Opened branch in Fayetteville, NC (home of Fort Bragg) in March 2012 • $48mm in loans and $35mm in deposits as of Q3  Opened branch in Jacksonville, NC (home of Camp Lejeune) in June 2013 • $17mm in loans and $11mm in deposits in first quarter of operation  Strong cross-selling opportunities and fee income  Selling directly to Freddie Mac to improve margin; VA approved lender  Purchases are now 68% of volume  Business has been scaled to protect profitability going forward  Originated over $101mm in new loans YTD through Q3 from standing start in Q1  Reached $45mm in outstanding balances by September 30 with an average interest rate of 5.56%  90% of current portfolio is vertical construction Balanced organic growth strategy 7 Note: New loan originations represent total loan commitments originated in each respective period  Ranked #1 SBA lender in NC ($56mm), #2 in VA ($18mm), and #9 in SC ($6mm)  $66.5mm in production YTD through Q3  Just awarded 2013 Platinum Award from U.S. SBA  Annualized new loan growth of 10%; $283mm in originations through Q3  Gross pipeline of $102mm  Well-balanced by geography and borrower type  Maintaining margin in the face of competitive pressure SBA Lending Commercial Banking Builder Finance Mortgage Origination De Novo Expansion in High-Growth Markets

Third quarter financial highlights 8 Financial Summary (1) Adjusted for gain on acquisition, merger and conversion costs and Q3 2013 DTA reversal  Core, pre-tax earnings approximately $5.0mm; up from $4.6mm in Q2 2013  Expense reductions of $1.0mm driven by 26 fewer FTE  $1.2mm one-time income tax charge against Deferred Tax Asset to reflect cut in North Carolina corporate tax rate  SBA production strong at $34.5mm, setting up a solid Q4 for fee revenue from secondary sales Efficiency Ratio(1) (%) 77.9% 85.6% 82.6% 75.9% 72.7% 70.0% 75.0% 80.0% 85.0% 90.0% Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Pre-Tax, Pre-Provision Operating Earnings ($000) $2,521 $1,465 $1,248 $5,981 $6,238 $0 $1,750 $3,500 $5,250 $7,000 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 ($ in thousands, except per share) As of or for the three-month period ended, Income Statement 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 Net interest income $10,265 $10,175 $9,944 $20,428 $19,906 Noninterest income 3,332 4,133 3,462 4,855 4,537 Provision expense 1,077 1,167 1,940 1,492 1,280 Noninterest expense 10,593 12,240 11,066 19,179 18,205 Nonrecurring expenses 547 2,114 1,601 11,961 477 Gain on acquisition - - - 7,809 - Net income to common (loss) 918 1,745 (1,175) 2,563 776 Diluted EPS $0.03 $0.05 ($0.03) $0.06 $0.02 Pre-tax, pre-provision operating earnings 2,521 1,465 1,248 5,981 6,238 Income before taxes and M&A costs 1,927 901 400 4,612 4,958 Balance Sheet Total assets $1,054,069 $1,085,225 $1,116,042 $2,008,988 $2,046,071 Net loans 735,882 759,418 789,096 1,317,556 1,346,326 Total deposits 852,989 873,222 903,923 1,654,699 1,622,539 Common equity 146,910 149,283 147,684 187,004 188,400 TARP 24,601 24,658 24,715 42,437 42,609 Performance Ratios Return on avg. assets (1) 0.49% 0.79% (0.30%) 0.75% 0.59% Net interest Margin (FTE) 4.49% 4.37% 4.24% 4.67% 4.39% Efficiency ratio (1) 77.9% 85.6% 82.6% 75.9% 72.7% Asset Quality NPAs / assets 1.97% 1.71% 1.48% 1.33% 1.50% Annualized NCOs / avg. loans 0.44% 0.17% 0.21% 0.18% 0.20% Adjusted ALLL / loans 2.86% 2.70% 2.54% 3.61% 3.05% Capitalization TCE / TA 11.52% 11.42% 10.96% 7.81% 7.75% Tangible book value per share $3.31 $3.37 $3.33 $3.35 $3.39

$0 $50 $100 $150 $200 $250 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 SBA Builder Other C&I CRE Strong loan production and balanced portfolio growth 9 New Loan Production ($mm) New Loan Production – Fixed vs. Floating Rate ($mm)  Gross loan originations have totaled over $200mm per quarter since close of ECB acquisition  Interest rates on loan originations have been steady in spite of competitive pressure  Maintaining superior NIM at 4.39%  Floating rate originations exceeds 65% of total originations • Sacrificing current yield for asset sensitivity and less volatile earnings in a higher rate environment • Origination well-balanced among C&I, CRE, Consumer, Builder and SBA  Cost of funds at 52bps; cost of deposits 39bps $54 $52 $54 $160 $139 $45 $57 $50 $71 $69 $0 $40 $80 $120 $160 $200 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Floating Fixed (ex. Builder) Note: New loan production represent total loan commitments originated in each respective period $99 $108 $103 $231 $208 GAAP Yield, Cost and Net Interest Margin (%) 0.73% 0.72% 0.70% 0.46% 0.52% 5.18% 5.05% 4.91% 5.12% 4.90% 4.49% 4.37% 4.24% 4.67% 4.39% 0.00% 1.50% 3.00% 4.50% 6.00% Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Cost of Funds Yield on Earning Assets NIM Average Yield (%) 5.95% 5.79% 5.54% 6.21% 5.93% 4.69% 4.67% 4.42% 4.62% 4.59% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 2 1 Total Portfolio New Originations

Diverse drivers of noninterest income growth 10 Noninterest Income Composition* ($000) *Excludes gain on acquisition and realized securities gains and losses $20 $29 $45 $30 $0 $25 $50 $75 Q2 2013 Q3 2013 Portfolio Secondary Mortgage Production ($mm) $423 $533 $345 $1,052 $1,190 $523 $508 $515 $1,525 $1,512 $1,127 $771 $391 $1,096 $310 $776 $1,718 $1,119 $1,059 $1,525 $0 $1,250 $2,500 $3,750 $5,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Other Service Charges Mortgage Income SBA Lending $4,537 $4,732 $2,370 $3,530 $2,849 (9%)  Noninterest income from multiple sources: • SBA loan sales  SBA loan production was $34.5mm, up from $16.8mm in Q2  SBA gain on sale to VSB stabilized above 11% in Q2 and Q3 • Mortgage fees  All banks seeding mortgage production affected by seasonal and cyclical factors • Treasury management fees and service charges • Merchant services business

$0.0 $0.5 $1.0 $1.5 $2.0 2009 2010 2011 2012 9/30/2013 Experienced, effective acquirer and integrator 11 (1) Calculated as the price / stated tangible book value in the quarter immediately prior to announce date (2) Calculated as the price / tangible book value as of the day of closing after accounting for all purchase accounting adjustments (3) Comparable whole bank M&A transactions include Southeast transactions greater than $20mm in deal value since 12/31/11 with major exchange traded buyers and public credit mark disclosures Price / TBV(1) Price / Adj. TBV(2) Our Average: 0.82x 1.12x Comparable Deals Average(3): 1.19x 1.72x Announce Date: 06/10/09 Assets: $91mm Price / TBV: 0.75x Price / Adj. TBV: 1.03x Announce Date: 11/19/10 Assets: $150mm Price / TBV: 0.98x Price / Adj. TBV: 1.26x Announce Date: 02/23/11 Assets: $973mm Price / TBV: 0.91x Price / Adj. TBV: 1.28x Announce Date: 09/25/12 Assets: $944mm Price / TBV: 0.91x Price / Adj. TBV: 1.28x A s s ets ( $ b n ) $2.0 billion

0 200,000 400,000 600,000 800,000 1,000,000 75% 100% 125% 150% 175% 200% Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Tradi ng Volu me (Sh are s) Pric e C han ge VSB Volume VSB NASDAQ Bank KBW Regional Bank S&P 500 Remain attractively priced compared to peers 12 Price / Tangible Book* Source: SNL Financial; market data as of 9/16/13 *Represents the average price / tangible book for the group. High performing peer group parameters: Assets between $1.5bn and $5.0bn located in the Southeast with TCE / TA > 7.00%, LTM Core ROAA > 0.90% and NPA / Assets < 2.50%; includes BHRB, CHCO, FCBC, HOMB, NBBC, OZRK, SBFC, TOWN and UBSH. Price Performance Since December 30, 2011 50.1% 42.6% 57.2% 52.2% April 1, 2013 Closed ECB acquisition; free float increased to 30% June 25, 2012 Added to Russell 3000 Index March 21, 2012 Announcement of inclusion in Russell 3000 Index 1.53x 2.11x 2.16x VSB High Performing Peers KBW Regional Bank Index July 30, 2013 Announced second quarter results October 30, 2013 Announced third quarter results

2014 priorities 13  Continue growth of SBA and builder finance  Build C&I/CRE organically  Diversify access to capital and liquidity • Replace TARP in Q1 2014  Drive efficiency ratio lower and generate positive operating leverage • Through combination of revenue growth and cost reduction  Continue investing in IT infrastructure • Upgrading commercial loan origination and data analytics  Pursue other strategic growth opportunities

Investment highlights 14 Management and Board aligned with shareholders Strong senior management with deep local experience Experienced and effective acquirer and integrator Remain opportunistic for strategic growth opportunities Balanced organic growth strategy Conservative balance sheet

Appendix 15

Stone Point Capital 24.9% Lightyear Capital 24.9% Harvard Endowment 9.9% State of Wisconsin 9.9% Keeneland Capital 7.6% Adam Abram 5.3% Other 17.5% Appendix: Ownership structure 16 Piedmont Community Bank Holdings Public Investors NYSE: VSB 100% 70% 30% Piedmont Ownership Total Piedmont Investment: $154mm

Appendix: Presenter biographies and contact information 17 Scott M. Custer – Chief Executive Officer Email: scott.custer@vsb.com Phone: 919-659-9002 Scott Custer has been a director of VantageSouth Bank since February 2010, and a director and Chief Executive Officer of VantageSouth Bank and VantageSouth Bancshares, Inc. since November 2011. Mr. Custer is responsible for guiding VantageSouth Bank’s overall strategy and operations. He has served as a director and Chief Executive Officer of Piedmont Community Bank Holdings, Inc. since 2010. Before joining Piedmont, he served as Chairman and Chief Executive Officer of RBC Bank (USA), a position he held since 2004. Mr. Custer is on the boards of trustees for the College of William and Mary and William Peace University. He holds a bachelor’s degree in economics and business administration from the College of William and Mary. Terry Earley – Chief Financial Officer Email: terry.earley@vsb.com Phone: 919-659-9015 Terry Earley has served as Chief Financial Officer of VantageSouth Bank and VantageSouth Bancshares, Inc. since February 2012. As CFO of VantageSouth Bank, he is responsible for the implementation of financial strategies, including investment management, financial accounting and reporting, and oversees the technology and operational functions of the Bank. He is also CFO of Piedmont Community Bank Holdings, Inc., a position he has held since 2011. Prior to joining our team, Mr. Earley was Chief Financial Officer and Chief Operating Officer of RBC Bank (USA), where he worked for 18 years. Mr. Earley is a member of First Baptist Church and is a former board member of Faith Christian School, Rocky Mount, North Carolina. He holds a bachelor’s degree from the University of North Carolina at Chapel Hill in business administration. Lee H. Roberts – Chief Operating Officer Email: lee.roberts@vsb.com Phone: 919-659-9004 Lee Roberts became Chief Operating Officer of VantageSouth Bank and VantageSouth Bancshares, Inc. in 2011. At VantageSouth Bank, Mr. Roberts oversees corporate strategy and M&A, as well as risk management, credit, legal, compliance and human resources. He has served as a Managing Director of Piedmont Community Bank Holdings, Inc. since 2010. Prior to joining Piedmont, Mr. Roberts was a partner at Cherokee Investment Partners, LLC, a private equity firm, and was previously with Morgan Stanley in London and New York. He serves on the North Carolina Banking Commission and the boards of Duke University’s Sanford School of Public Policy, the Duke Alumni Association, the Community Investment Corporation of the Carolinas and Ravenscroft School in Raleigh. He holds a bachelor’s degree from Duke University and a J.D. from Georgetown University. Steve W. Jones – President Email: steve.jones@vsb.com Phone: 919-659-9007 Steve Jones has been President of VantageSouth Bank since 2010. From 2009 to 2010, Mr. Jones served as Executive Vice President and Chief Operating Officer of First American Financial Management Company, a proposed bank holding company. Prior to that, Mr. Jones spent over 10 years at RBC Bank (USA) in a variety of leadership roles, including President (Carolinas and Virginia), President (Personal and Business Banking), Regional President (Florida Personal and Business Banking) and Regional Manager (Personal and Business Banking – Eastern Sandhills Region). Mr. Jones is responsible for VantageSouth’s businesses, including commercial banking, retail banking, government lending and the mortgage division. He is a member of the Triangle board of the American Heart Association and currently serves on the board of trustees for East Carolina University, where he received his bachelor’s degree.